                                                               EXHIBIT (a)(1)(B)
                             LETTER OF TRANSMITTAL
                      To Accompany Shares of Common Stock,
                             No Par Value Per Share

                                       of

                          HOOKER FURNITURE CORPORATION

                     Tendered under the Offer to Purchase,

                              Dated August 9, 2000

                                       by

                          Hooker Furniture Corporation
                      Employee Stock Ownership Plan Trust

      THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT 5:00 P.M., NEW YORK CITY TIME,
       ON FRIDAY, SEPTEMBER 8, 2000, UNLESS THE TENDER OFFER IS EXTENDED.


                    The depositary for the tender offer is:

                           First Union National Bank

                By mail:                      By hand/overnight delivery:


       First Union National Bank               First Union National Bank
      1525 West W.T. Harris Blvd.             1525 West W.T. Harris Blvd.
          Charlotte, NC 28288                     Charlotte, NC 28262
    Attn: Corporate Actions NC-1153         Attn: Corporate Actions NC-1153

                                 1-800-829-8432

                    The information agent for the offer is:

                    Corporate Investor Communications, Inc.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2856

   All questions regarding the tender offer should be directed to Corporate Investor Communications, Inc. at (888) 512-3273. Banks and brokerage firms please call: (201) 896-1900

                               ----------------

   This letter of transmittal, including the accompanying instructions, should be read carefully before you complete this letter of transmittal.

   Delivery of this letter of transmittal to an address other than one of those shown above does not constitute a valid delivery. Deliveries to the Hooker Furniture Corporation Employee Stock Ownership Plan Trust, the offeror of the tender offer, Hooker Furniture Corporation or Corporate Investor Communications, Inc., the information agent of the tender offer, will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary. Deliveries to the book-entry transfer facility will not constitute valid delivery to the depositary.

           Description of Shares Tendered (See Instructions 3 And 4)
-------------------------------------------------------------------------------

                 Certificate(s) Tendered (Attach Additional Signed List,
                                      If Necessary)
                 -------------------------------------------------------
  Name(s) and
Address(es) of
  Registered
   Holder(s)
(Please Fill in
  Exactly As                         Number of Shares
  Appears on        Certificate       Represented By    Number of Shares
Certificate(s))      Number(s)        Certificate(s)       Tendered**
------------------------------------------------------------------------
                 -------------------------------------------------------

                 -------------------------------------------------------


                 -------------------------------------------------------

                 -------------------------------------------------------

                 -------------------------------------------------------

                 -------------------------------------------------------
                 Total Shares Ten-
                       dered*

  * Need not be completed if shares are delivered by book-entry transfer. ** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

                               ----------------

[_]CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES TENDERED HEREBY HAVE
   BEEN LOST, STOLEN, DESTROYED OR MUTILATED. YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. A BOND MAY BE REQUIRED TO BE POSTED BY THE SHAREHOLDER TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL FIRST UNION NATIONAL BANK, AS THE TRANSFER AGENT FOR THE SHARES, AT (800) 829-8432, TO OBTAIN AN AFFIDAVIT OF LOSS AND FOR FURTHER INSTRUCTIONS AND AS TO THE DETERMINATION OF THE REQUIREMENT FOR POSTING OF A BOND. SEE INSTRUCTION 12.

   This letter of transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, referred to as the "book-entry transfer facility," under Section 3 of the offer to purchase.

   Shareholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the "expiration date" (as defined in Section 1 of the offer to purchase), and who cannot deliver all other documents required by this letter of transmittal to the depositary before the expiration date may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of tendering institution: ______________________________________________

   Account number: _____________________________________________________________

   Transaction code number: ____________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of registered holder(s): ____________________________________________

   Date of execution of notice of guaranteed delivery: _________________________

   Name of institution which guaranteed delivery: ______________________________

   Account number: _____________________________________________________________

To First Union National Bank:

   The undersigned hereby tenders to the Hooker Furniture Corporation Employee Stock Ownership Plan Trust (the "ESOP Trust"), the above-described shares of Hooker Furniture Corporation, a Virginia corporation ("Hooker" or the "Company"), common stock, no par value per share, at the purchase price of $12.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the ESOP Trust's offer to purchase, dated August 9, 2000, receipt of which is hereby acknowledged, and in this letter of transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

   Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of the ESOP Trust all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of the ESOP Trust and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of the ESOP Trust, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

  (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the ESOP Trust, upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to such shares;

  (b) present certificates for such shares for cancellation and transfer on Hooker's books; and

  (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

   The undersigned hereby covenants, represents and warrants to the ESOP Trust that:

  (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

  (b) when and to the extent the ESOP Trust accepts the shares for purchase, the ESOP Trust will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

  (c) on request, the undersigned will execute and deliver any additional documents the depositary or the ESOP Trust deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

  (d) the undersigned has read and agrees to all of the terms of the tender offer.

   The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

   The undersigned understands that the ESOP Trust will, upon the terms and subject to the conditions of the tender offer, pay for shares properly tendered and not withdrawn under the tender offer, taking into account the number of shares so tendered. The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $12.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer and that the ESOP Trust will return all other shares, including shares not purchased because of proration, as promptly as practicable following the expiration date.

   The undersigned recognizes that under certain circumstances set forth in the offer to purchase, the ESOP Trust may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that the ESOP Trust has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if the ESOP Trust purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

   The undersigned understands that acceptance of shares by the ESOP Trust for payment will constitute a binding agreement between the undersigned and the ESOP Trust upon the terms and subject to the conditions of the tender offer.

   The check for the aggregate net purchase price for such of the tendered shares as are purchased by the ESOP Trust will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

   All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 4, 5, 6 and 7)        (See Instructions 1, 4, 5 and 7)


    To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 shares purchased is to be issued          shares purchased is to be sent to
 in the name of someone other than         someone other than the undersigned
 the undersigned.                          or to the undersigned at an
                                           address other than that shown
                                           above.



 Issue check to:
                                           Deliver check to:


 Name: _____________________________
           (PLEASE PRINT)                  Name: _____________________________
                                                     (PLEASE PRINT)


 Address: __________________________
 ___________________________________       Address: __________________________
 ___________________________________       ___________________________________
        (INCLUDING ZIP CODE)               ___________________________________
                                                  (INCLUDING ZIP CODE)


 __________________________________*
    (TAX IDENTIFICATION OR SOCIAL          __________________________________*
          SECURITY NUMBER)                    (TAX IDENTIFICATION OR SOCIAL
  (SEE SUBSTITUTE FORM W-9 INCLUDED                 SECURITY NUMBER)
              HEREWITH)                     (SEE SUBSTITUTE FORM W-9 INCLUDED
 --------                                               HEREWITH)
 *Signature Guarantee required.            --------
                                           *Signature Guarantee required.

                            SHAREHOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)

             (Please Complete Substitute Form W-9 Contained Herein)

 Signature(s) of Holder(s): __________________________________________________

 Dated: ________________________, 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.)

 Name(s): ____________________________________________________________________
                                 (PLEASE PRINT)

 Capacity (full title): ______________________________________________________

 Address: ____________________________________________________________________
 _____________________________________________________________________________
 _____________________________________________________________________________
                               (INCLUDE ZIP CODE)

 (Area Code) Telephone Number: _______________________________________________

 Taxpayer Identification or Social Security No.: _____________________________

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature: _______________________________________________________

 Name: _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Title: ______________________________________________________________________

 Name of Firm: _______________________________________________________________

 Address: ____________________________________________________________________
 _____________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number: _____________________________________________

 Dated: ________________________, 2000

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

  (a) this letter of transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this letter of transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

  (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

   In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the offer to purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed letter of transmittal or manually signed facsimile of it, or an agent's message, and any other documents required by this letter of transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

   The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the letter of transmittal, and that the ESOP Trust may enforce such agreement against such participant.

   Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a notice of guaranteed delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this letter of transmittal, must be received by the depositary within three business days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

   The notice of guaranteed delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

   The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

   The ESOP Trust will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering shareholders, by execution of this letter of transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

   3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

   4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) as promptly as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

   5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

  (a) If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this letter of transmittal.

  (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, or photocopies of it, as there are different registrations of certificates.

  (d) When this letter of transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution. If this letter of transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

  (e) If this letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to the ESOP Trust of their authority so to act.

   6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. Hooker will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

  (a) payment of the purchase price is to be made to any person other than the registered holder(s); or

  (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal;

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of the letter of transmittal or if such check(s) are to be sent to someone other than the person signing the letter of transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

   8. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by the ESOP Trust in its sole discretion, which determinations shall be final and binding on all parties. The ESOP Trust reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of the ESOP Trust, be unlawful. The ESOP Trust also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and the ESOP Trust's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the ESOP Trust shall determine. None of the ESOP Trust, the depositary, the information agent (as defined in the offer to purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

   9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

   10. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Each tendering shareholder is required to provide the depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of Federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to a 31% Federal income tax withholding on the payment of the purchase price of all shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the depositary. Each foreign shareholder must complete and submit Form W-8 in order to be exempt from the 31% Federal income tax backup withholding due on payments with respect to the shares. See Instruction 11.

   11. WITHHOLDING ON FOREIGN HOLDER. The following discussion applies to any "foreign shareholder," that is a shareholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign shareholder who has provided the necessary certification to the depositary will not be subject to backup withholding.

However, foreign shareholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. If a shareholder's address is outside the United States, and if the depositary has not received a Substitute Form W-9, the depositary will assume that the shareholder is a foreign shareholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the depositary. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

   12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the shareholder should notify First Union National Bank, the transfer agent for the shares, of that fact by calling First Union National Bank at (800) 829-8432 and asking for instructions on obtaining a replacement certificate(s). First Union National Bank will require you to complete an affidavit of loss and return it to First Union National Bank. Such shareholder will then be instructed by First Union National Bank as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the shareholder to secure against the risk that the certificate may be subsequently recirculated. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

   IMPORTANT: This letter of transmittal or a manually signed photocopy of it (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery must be received by the depositary before the expiration date.

                           IMPORTANT TAX INFORMATION

   Under the Federal income tax law, a shareholder whose tendered shares are accepted for payment is required by law to provide the depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding of 31%.

   Certain shareholders including, among others, all corporations and certain foreign individuals are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the depositary. Exempt shareholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the information agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

   If backup withholding applies, the depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased pursuant to the tender offer, the shareholder is required to notify the depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number to Give the Depositary

   The shareholder is required to give the depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the depositary is not provided with a TIN within 60 days, the depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the depositary.

                         TAXPAYER IDENTIFICATION NUMBER

                    PAYER'S NAME: FIRST UNION NATIONAL BANK
--------------------------------------------------------------------------------

                           Name: _____________________________________________

 SUBSTITUTE
                           Address: __________________________________________
 Form W-9                                  (Number and Street)

                           __________________________________________________
 Department of                   (City)          (State)        (Zip Code)
 the Treasury
 Internal Revenue          -----------------------------------------------------
 Service                   PART 1--Please provide
                           your Taxpayer                TIN: _________________
 Payer's Request for       Identification Number in
 Taxpayer                  the box at the right and     Social Security
 Identification Number     certify by signing and       Number or Employer
 and Certification         dating below. If awaiting    Identification Number
                           TIN, write "Applied For."
                           -----------------------------------------------------
                           PART 2--Check the
                           box if you are NOT     PART 3--Check the box if
                           subject to backup      you are awaiting TIN: [_]
                           withholding:[_]
                          -----------------------------------------------------
                           PART 4--CERTIFICATION UNDER PENALTIES OF PERJURY,
                           I CERTIFY THAT

                           (1) The number shown on this form is my correct
                               taxpayer identification number (or I am
                               waiting for a number to be issued to me), and

                           (2) I am not subject to backup withholding because
                               (a) I am exempt from backup withholding, or
                               (b) I have not been notified by the Internal
                               Revenue Service that I am subject to backup
                               withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
                          -----------------------------------------------------

                           SIGNATURE ___________________  DATE _______________


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

   You must cross out Item (2) of Part 4 above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the Internal Revenue Service that you were subject to backup withholding you received another notification from the Internal Revenue Service that you are no longer subject to backup withholding, do not cross out Item (2) of Part 4 above. (Also see certification under instructions in the enclosed guidelines.)

   You must complete the following certificate if you checked the box in Part 3 of the Substitute Form W-9 indicating you have applied for, and are awaiting receipt of, your taxpayer identification number.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer, 31% of all payments made to me under the tender offer shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature: _____________________________________________   Date: ____________

   NOTE: failure to complete and return this form may result in backup withholding of 31% of any cash payments. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.

   Facsimile copies of the letter of transmittal will be accepted from eligible guarantor institutions. The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth above.

   Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, you are directed to contact the depositary.

                    The information agent for the offer is:
                    Corporate Investor Communications, Inc.
                               111 Commerce Road
                            Carlstadt, NJ 07072-2856
                         Call Toll Free (888) 512-3273
             Banks and brokerage firms please call: (201) 896-1900


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